Articles of Amendment
to
Articles of Incorporation
of

AAA PUBLIC ADJUSTING GROUP INC.

(Name of Corporation as currently filed with the Florida Dept. of State)

P07000065237

(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

____

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

____

____

____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

____

____

____

FILED
11 DEC -7 PM 1:35
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: ____

____
(Florida street address)

New Registered Office Address: ____ (City), Florida _______________ (Zip Code)

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If AMENDING the Officers and/or Directors, please list all officers/directors of the corporation as you now want the record to be. Please indicate the title(s), name and address for each officer/director.

(Our database can index up to 6 officers/directors. If you have more than 6 officers/directors, please list them on an additional sheet.)

Title(s)	Name	Address
1)____	________________	________________
2)____	________________	________________
3)____	________________	________________
4)____	________________	________________
5)____	________________	________________
6)____	________________	________________

If REMOVING an officer and/or director, please list the title(s) and name of the officer/director to be removed:

Title(s)	Name	Title(s)	Name
1)____	________________	4)____	________________
2)____	________________	5)____	________________
3)____	________________	6)____	________________

E. **If amending or adding additional Articles, enter change(s) here:**
(attach additional sheets, if necessary). *(Be specific)*

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

Article VII (7). The Board of Directors, with approval of the existing majority of the shareholders of the common shares of the Company's stock, voted and approved a reverse division of such issued common shares of the common shares of the company with an effective date to be December 10, 2011. Said execution date shall be determined by corporate action approval of FINRA. It was further approved by the Board of Directors and shareholders of Common Shares, that the authorized shares of the Company for such Common Shares would remain unchanged after such reverse is effected.

The date of each amendment(s) adoption: November 9, 2011

Effective date if applicable: ______________________
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☒ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________."
(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated December 06, 2011

Signature [signature]
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Christopher Lombardi
(Typed or printed name of person signing)

President
(Title of person signing)